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                     Merrill Lynch Basic Value Fund, Inc.

  Supplement dated May 3, 2000 to the Prospectus and Statement of Additional Information dated October 19, 1999.

  Effective on or about May 1, 2000, Merrill Lynch Basic Value Fund, Inc. will also do business as Mercury Basic Value Fund, in connection with sales of Trust Interests in The College Achievement PlanSM (also known as the Wyoming Family College Savings Program).